                    SUBSIDIARY TRADEMARK SECURITY AGREEMENT


          This SUBSIDIARY TRADEMARK SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998 and entered into by and between [SUBSIDIARY], a ____________________ corporation ("GRANTOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                            PRELIMINARY STATEMENTS

          A. Diamond Brands Operating Corp., a Delaware corporation ("COMPANY"), has entered into that certain Credit Agreement dated as of April 21, 1998 with DLJ Capital Funding, Inc., as Syndication Agent, Secured Party, Morgan Stanley Senior Funding Inc., as Documentation Agent, and Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with or one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

          C. Grantor has executed and delivered a Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders and Interest Rate Exchangers, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and under any Lender Interest Rate Agreements.

          D. Grantor owns and uses in its business, and will in the future adopt and so use, various intangible assets, including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto (collectively, the "TRADEMARKS").

          E. Secured Party desires Grantor to assign and grant to it a lien on and security interest in all of Grantor's existing and future Trademarks, all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (the "REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), all goodwill of Grantor's business symbolized by the Trademarks and associated therewith, including without limitation the documents and things described in Section 1(b) (the "ASSOCIATED GOODWILL"), and all proceeds of the Trademarks, the Registrations, the Trademark Rights and the Associated Goodwill, and Grantor agrees to assign and grant to Secured Party a secured and protected interest in the Trademarks, the Registrations, the Trademark Rights, the Associated Goodwill and all the proceeds thereof as provided herein.

          F. Pursuant to the Subsidiary Security Agreement, Grantor has assigned and granted to Secured Party a lien on and security interest in, among other assets, all of Grantor's equipment, inventory, accounts and general intangibles relating to the products and services sold or delivered under or in connection with the Trademarks such that, upon the occurrence and during the continuation of an Event of Default, Secured Party would be able to exercise its remedies consistent with the Subsidiary Security Agreement, this Agreement and applicable law to foreclose upon Grantor's business and use the Trademarks, the Registrations and the Trademark Rights in conjunction with the continued operation of such business, maintaining substantially the same product and service specifications and quality as maintained by Grantor, and benefit from the Associated Goodwill.

          G. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have assigned and granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

          SECTION 1.  ASSIGNMENT AND GRANT OF SECURITY.  Grantor hereby assigns
                      --------------------------------
to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

          (a) each of the Trademarks and rights and interests in Trademarks that are presently, or in the future may be, owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part (including, without limitation, the Trademarks specifically identified in Schedule A annexed
                                                              ----------
hereto, as the same may be amended pursuant hereto from time to time), and including all Trademark Rights with respect thereto and all federal, state and foreign Registrations therefor heretofore or hereafter granted or applied for, the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend the Trademarks, Registrations and Trademark Rights, the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Secured Party or otherwise for past, present and future infringements of the Trademarks, Registrations or Trademark Rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the Associated Goodwill; it being understood that the rights and interests included herein shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to any Trademarks, Registrations or Trademark Rights presently or in the future owned, held or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts or otherwise permitted by applicable law and, if not so permitted under any such contracts and applicable law, only with the consent of such third parties;

          (b) the following documents and things in Grantor's possession, or subject to Grantor's right to possession, related to (Y) the production, sale and delivery by Grantor, or by any Affiliate, licensee or subcontractor of Grantor, of products or services sold or delivered by or under the authority of Grantor in connection with the Trademarks, Registrations or Trademark Rights (which products and services shall, for purposes of this Agreement, be deemed to include, without limitation, products and services sold or delivered pursuant to merchandising operations utilizing any Trademarks, Registrations or Trademark Rights); or (Z) any retail or other merchandising operations conducted under the name of or in connection with the Trademarks, Registrations or Trademark Rights by Grantor or any Affiliate, licensee or subcontractor of Grantor:

               (i) all lists and ancillary documents that identify and describe any of Grantor's customers, or those of its Affiliates, licensees or subcontractors, for products sold and services delivered under or in connection with the Trademarks or Trademark Rights, including without limitation any lists and ancillary documents that contain a customer's name and address, the name and address of any of its warehouses, branches or other places of business, the identity of the Person or Persons having the principal responsibility on a customer's behalf for ordering products or services of the kind supplied by Grantor, or the credit, payment, discount, delivery or other sale terms applicable to such customer, together with information setting forth the total purchases, by brand, product, service, style, size or other criteria, and the patterns of such purchases;

               (ii) all product and service specification documents and production and quality control manuals used in the manufacture or delivery of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights;

               (iii) all documents which reveal the name and address of any source of supply, and any terms of purchase and delivery, for any and all materials, components and services used in the production of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights; and

          (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Grantor or its Affiliates, licensees or subcontractors of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights including, without limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and services;

          (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

          (d) to the extent not included in the foregoing clauses (a) - (c), all general intangibles relating to the Collateral; and

          (e) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  GRANTOR REMAINS LIABLE.  Anything contained herein to the
                      ----------------------
contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                      ------------------------------
warrants as follows:

          (a)  Description of Collateral.  A true and complete list of all
               -------------------------
Trademarks, Registrations and Trademark Rights owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part, as of the date of this Agreement is set forth in Schedule A annexed hereto. Each Trademark,
                                  ----------
Registration or Trademark Right designated on Schedule A annexed hereto as a
                                              ----------
Material Trademark Property, each other Trademark, Registration or Trademark Right that uses or incorporates the name "_____________" or any other identifiers or symbols derived from or associated with the name "[_____________]" hereafter arising or otherwise owned, held or used by Grantor, and each other Trademark, Registration or Trademark Right hereafter arising or otherwise owned, held or used by Grantor is referred to herein as a "MATERIAL TRADEMARK PROPERTY".

          (b)  Validity and Enforceability of Collateral.  Each Material
               -----------------------------------------
Trademark Property is valid, subsisting and enforceable. As of the Closing Date, Grantor is not aware of any pending or threatened claim by any third party that any Material Trademark Property is invalid or unenforceable or that the use of any Material Trademark Property violates the rights of any third person or of any basis for any such claim, and there is no such pending or, to the knowledge of Grantor, threatened claim that could reasonably be expected to have a Material Adverse Effect.

          (c)  Ownership of Collateral.  Except for the security interest
               -----------------------
assigned and created by this Agreement, Grantor is the sole legal and beneficial owner of the entire right, title and interest in and to each Material Trademark Property, free and clear of any Lien other than Liens of mechanics, materialmen, attorneys and other similar liens imposed by law in the ordinary course of business in connection with the establishment, creation or application for Registration of any Trademarks, Registrations or Trademark Rights for sums not yet delinquent or being contested in good faith (such Liens being referred to herein as "PERMITTED TRADEMARK LIENS"). Except such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including the United States Patent and Trademark Office.

          (d)  Office Locations; Other Names.  The chief place of business, the
               -----------------------------
chief executive office and the office where Grantor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at ___________________________________. Grantor has not in the
past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

          (e)  Governmental Authorizations.  No authorization, approval or other
               ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the assignment and grant by Grantor of the security interest created hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection or exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor).

          (f)  Perfection.  This Agreement, together with the filing of a
               ----------
financing statement describing the Collateral with the Secretary of State of the State of ______________ and the recording of this Agreement with the United States Patent and Trademark Office, which will be made, assigns and creates a valid, perfected and First Priority security interest in the Collateral (subject only to Permitted Trademark Liens), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been or will be duly made or taken.

          (g)  Other Information.  All information heretofore, herein or
               -----------------
hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

          SECTION 5.  FURTHER ASSURANCES; NEW TRADEMARKS, REGISTRATIONS AND
                      -----------------------------------------------------
TRADEMARK RIGHTS; CERTAIN INSPECTION RIGHTS.
-------------------------------------------

          (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest assigned or granted or purported to be assigned or granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, (iv) subject to the terms of the Credit Agreement, at any reasonable time and upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (v) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

          (b) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) Grantor hereby authorizes Secured Party to modify this Agreement without obtaining Grantor's approval of or signature to such modification by amending Schedule A annexed hereto to include reference to any right, title or
         ----------
interest in any existing Trademark, Registration or Trademark Right or any Trademark, Registration or Trademark Right acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Trademark, Registration or Trademark Right in which Grantor no longer has or claims any right, title or interest.

          (d) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (e) If Grantor shall obtain rights to any new Trademarks, Registrations or Trademark Rights, the provisions of this Agreement shall automatically apply thereto. Grantor shall promptly notify Secured Party in writing of any rights to any new Trademarks or Trademark Rights acquired by Grantor after the date hereof and of any Registrations issued or applications for Registration made after the date hereof, which notice shall state whether such Trademark, Registration or Trademark Right constitutes a Material Trademark Property. Concurrently with the filing of an application for Registration for any Trademark, Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Trademark Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Secured Party, pursuant to which Grantor shall assign and grant a security interest to the extent of its interest in such Registration as provided herein to Secured Party unless so doing would, in the reasonable judgment of Grantor, after due inquiry, result in the grant of a Registration in the name of Secured Party, in which event Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Registration.

          (f) Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Trademarks, Registrations or Trademark Rights (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable notice to Grantor and as often as may be reasonably requested.

          SECTION 6.  CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                      ----------------------------

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business or chief executive office or the office where Grantor keeps its records regarding the Collateral;

          (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement;

          (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement;

          (f) except for Permitted Trademark Liens and the security interest assigned and created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

          (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Trademarks, Registrations and Trademark Rights at its chief executive office or principal place of business;

          (h) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way conflict with this Agreement or impair or prevent the assignment and creation of a security interest in Grantor's rights and interests in any property included within the definitions of any Trademarks, Registrations, Trademark Rights and Associated Goodwill;

          (i) take all steps necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Trademarks and Trademark Rights, including without limitation entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

          (j) use proper statutory notice in connection with its use of each Material Trademark Property to the extent reasonably necessary for the protection of such Material Trademark Property;

          (k) use consistent standards of high quality (which may be consistent with Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks, Registrations and Trademark Rights, including, to the extent applicable, in the operation and maintenance of its merchandising operations; and

          (l) upon any officer of Grantor obtaining knowledge thereof, promptly notify Secured Party in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of Grantor or Secured Party to dispose of the Collateral or any portion thereof, or the rights and remedies of Secured Party in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof.

          SECTION 7.  AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                      --------------------------------------------
otherwise provided in this Section 7, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof. In connection with such collections, Grantor may take (and, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of such amounts; provided, however, that Secured Party shall have the right at any time,
         --------  -------
upon the occurrence and during the continuation of an Event of Default and upon written notice to Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest assigned and created hereby, and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence,
                                             -------
(i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 14, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          SECTION 8.  TRADEMARK APPLICATIONS AND LITIGATION.
                      -------------------------------------

          (a) Grantor shall have the duty diligently to prosecute any trademark application relating to any Material Trademark Property that is pending as of the date of this Agreement, to make federal application on any existing or future registerable but unregistered Material Trademark Property (whenever it is commercially reasonable in the reasonable judgment of Grantor to do so), and to file and prosecute opposition and cancellation proceedings, renew Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Material Trademark Properties. Any expenses incurred in connection therewith shall be borne solely by Grantor. Grantor shall not abandon any Material Trademark Property.

          (b) Except as provided in Section 8(d), Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Collateral. Secured Party shall provide, at Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

          (c) Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in Section 8(a) or 8(b) or regarding Grantor's claim of ownership in or right to use any material Trademark, material Registration or material Trademark Right, its right to register the same, or its right to keep and maintain such Registration. Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

          (d) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right (but not the obligation) to bring suit, in the name of Grantor, Secured Party or otherwise, to enforce any Trademark, Registration, Trademark Right, Associated Goodwill and any license thereunder, in which event Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Section 15 in connection with the exercise of its rights under this Section 8. To the extent that Secured Party shall elect not to bring suit to enforce any Trademark, Registration, Trademark Right, Associated Goodwill or any license thereunder as provided in this Section 8(d), Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Trademarks, Registrations, Trademark Rights or Associated Goodwill by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

          SECTION 9.  NON-DISTURBANCE AGREEMENTS, ETC.  If and to the extent
                      --------------------------------
that Grantor is permitted to license the Collateral, Secured Party shall enter into a non-disturbance agreement or other similar arrangement, at Grantor's request and expense, with Grantor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Secured Party pursuant to which (a) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with Grantor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest assigned and created in favor of Secured Party and the other terms of this Agreement.

          SECTION 10. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                      ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) while an Event of Default exists, to endorse Grantor's name on all applications, documents, papers and instruments necessary for Secured Party in the use or maintenance of the Collateral;

          (b) while an Event of Default exists, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) while an Event of Default exists, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) while an Event of Default exists, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) while an Event of Default exists, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand; and

          (f) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Secured Party pursuant to Section 13(b), (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

          SECTION 11. SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                      -------------------------
any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 15.

          SECTION 12. STANDARD OF CARE.  The powers conferred on Secured Party
                      ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

          SECTION 13. REMEDIES.  If any Event of Default shall have occurred and
                      --------
be continuing:

          (a) Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Grantor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and

Secured Party, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Upon written demand from Secured Party, Grantor shall execute and deliver to Secured Party an assignment or assignments of the Trademarks, Registrations, Trademark Rights and the Associated Goodwill and such other documents as are requested by Secured Party. Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender or Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

          (c) Within five Business Days after written notice from Secured Party, Grantor shall make available to Secured Party, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Trademarks, Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

          SECTION 14. APPLICATION OF PROCEEDS.  All proceeds received by Secured
                      -----------------------
Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

          SECTION 15. INDEMNITY AND EXPENSES.
                      ----------------------

          (a) Grantor agrees to indemnify Secured Party and each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or such Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantor shall pay to Secured Party upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

          SECTION 16. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                      -----------------------------------------------
Agreement shall assign and create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest assigned and granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

          SECTION 17. SECURED PARTY AS ADMINISTRATIVE AGENT.
                      -------------------------------------

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured
                                                         --------
Party shall exercise, or refrain from exercising, any remedies provided for in
Section 11 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 17(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 17(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 18. AMENDMENTS; ETC.  No amendment, modification, termination
                      ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 19. NOTICES.  Any notice or other communication herein
                      -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 20. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No
                      -----------------------------------------------------
failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 21. SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 22. HEADINGS.  Section and subsection headings in this
                      --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 23. GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                      --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 24. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY

EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)   WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 19;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 24 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

          SECTION 25. WAIVER OF JURY TRIAL.  GRANTOR AND SECURED PARTY HEREBY
                      --------------------
AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 25 AND EXECUTED BY EACH

OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 26. COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                             [GRANTOR]


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141


                             Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:



                             Attention:

                                  SCHEDULE A
                                      TO
                         TRADEMARK SECURITY AGREEMENT



                      UNITED STATES
 REGISTERED             TRADEMARK         REGISTRATION    REGISTRATION
    OWNER              DESCRIPTION            NUMBER          DATE
 ----------           -------------       ------------    ------------

STATE OF CALIFORNIA     )
                        )  SS.:
COUNTY OF ____________  )



         On ___________, 19___, before me, ____________________, a Notary Public in and for said State, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature  ________________________________ (Seal)

                    SUBSIDIARY TRADEMARK SECURITY AGREEMENT


         This SUBSIDIARY TRADEMARK SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998 and entered into by and between EMPIRE CANDLE, INC., a Kansas corporation ("GRANTOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         A. Diamond Brands Operating Corp., a Delaware corporation ("COMPANY"), has entered into that certain Credit Agreement dated as of April 21, 1998 with DLJ Capital Funding, Inc., as Syndication Agent, Secured Party, Morgan Stanley Senior Funding Inc., as Documentation Agent, and Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

         B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with or one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

         C. Grantor has executed and delivered a Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders and Interest Rate Exchangers, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and under any Lender Interest Rate Agreements.

         D. Grantor owns and uses in its business, and will in the future adopt and so use, various intangible assets, including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto (collectively, the "TRADEMARKS").

         E. Secured Party desires Grantor to assign and grant to it a lien on and security interest in all of Grantor's existing and future Trademarks, all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (the "REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), all goodwill of Grantor's business symbolized by the

Trademarks and associated therewith, including without limitation the documents and things described in Section 1(b) (the "ASSOCIATED GOODWILL"), and all proceeds of the Trademarks, the Registrations, the Trademark Rights and the Associated Goodwill, and Grantor agrees to assign and grant to Secured Party a secured and protected interest in the Trademarks, the Registrations, the Trademark Rights, the Associated Goodwill and all the proceeds thereof as provided herein.

         F. Pursuant to the Subsidiary Security Agreement, Grantor has assigned and granted to Secured Party a lien on and security interest in, among other assets, all of Grantor's equipment, inventory, accounts and general intangibles relating to the products and services sold or delivered under or in connection with the Trademarks such that, upon the occurrence and during the continuation of an Event of Default, Secured Party would be able to exercise its remedies consistent with the Subsidiary Security Agreement, this Agreement and applicable law to foreclose upon Grantor's business and use the Trademarks, the Registrations and the Trademark Rights in conjunction with the continued operation of such business, maintaining substantially the same product and service specifications and quality as maintained by Grantor, and benefit from the Associated Goodwill.

         G. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have assigned and granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

         SECTION 1.  ASSIGNMENT AND GRANT OF SECURITY.  Grantor hereby assigns
                     --------------------------------
to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

         (a) each of the Trademarks and rights and interests in Trademarks that are presently, or in the future may be, owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part (including, without limitation, the Trademarks specifically identified in Schedule A annexed
                                                              ----------
hereto, as the same may be amended pursuant hereto from time to time), and including all Trademark Rights with respect thereto and all federal, state and foreign Registrations therefor heretofore or hereafter granted or applied for, the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend the Trademarks, Registrations and Trademark Rights, the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Secured Party or otherwise for past, present and future infringements of the Trademarks, Registrations or Trademark Rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the Associated Goodwill; it being understood that the rights and interests included herein shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to any Trademarks, Registrations or Trademark Rights presently or in the future owned, held or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts or otherwise permitted by applicable law and, if not so permitted under any such contracts and applicable law, only with the consent of such third parties;

         (b) the following documents and things in Grantor's possession, or subject to Grantor's right to possession, related to (Y) the production, sale and delivery by Grantor, or by any Affiliate, licensee or subcontractor of Grantor, of products or services sold or delivered by or under the authority of Grantor in connection with the Trademarks, Registrations or Trademark Rights (which products and services shall, for purposes of this Agreement, be deemed to include, without limitation, products and services sold or delivered pursuant to merchandising operations utilizing any Trademarks, Registrations or Trademark Rights); or (Z) any retail or other merchandising operations conducted under the name of or in connection with the Trademarks, Registrations or Trademark Rights by Grantor or any Affiliate, licensee or subcontractor of Grantor:

              (i) all lists and ancillary documents that identify and describe any of Grantor's customers, or those of its Affiliates, licensees or subcontractors, for products sold and services delivered under or in connection with the Trademarks or Trademark Rights, including without limitation any lists and ancillary documents that contain a customer's name and address, the name and address of any of its warehouses, branches or other places of business, the identity of the Person or Persons having the principal responsibility on a customer's behalf for ordering products or services of the kind supplied by Grantor, or the credit, payment, discount, delivery or other sale terms applicable to such customer, together with information setting forth the total purchases, by brand, product, service, style, size or other criteria, and the patterns of such purchases;

              (ii) all product and service specification documents and production and quality control manuals used in the manufacture or delivery of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights;

              (iii) all documents which reveal the name and address of any source of supply, and any terms of purchase and delivery, for any and all materials, components and services used in the production of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights; and

              (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Grantor or its Affiliates, licensees or subcontractors of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights including, without limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and services;

         (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

         (d) to the extent not included in the foregoing clauses (a) - (c), all general intangibles relating to the Collateral; and

         (e) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                     ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

         SECTION 3.  GRANTOR REMAINS LIABLE.  Anything contained herein to the
                     ----------------------
contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                     ------------------------------
warrants as follows:

         (a)  Description of Collateral.  A true and complete list of all
              -------------------------
Trademarks, Registrations and Trademark Rights owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part, as of the date of this Agreement is set forth in Schedule A annexed hereto. Each Trademark,
                                  ----------
Registration or Trademark Right designated on Schedule A annexed hereto as a
                                              ----------
Material Trademark Property, each other Trademark, Registration or Trademark Right that uses or incorporates the name "Empire" or any other identifiers or symbols derived from or associated with the name "Empire" hereafter arising or otherwise owned, held or used by Grantor, and each other Trademark, Registration or Trademark Right hereafter arising or otherwise owned, held or used by Grantor is referred to herein as a "MATERIAL TRADEMARK PROPERTY".

         (b)  Validity and Enforceability of Collateral.  Each Material
              -----------------------------------------
Trademark Property is valid, subsisting and enforceable. As of the Closing Date, Grantor is not aware of any pending or threatened claim by any third party that any Material Trademark Property is invalid or unenforceable or that the use of any Material Trademark Property violates the rights of any third person or of any basis for any such claim, and there is no such pending or, to the knowledge of Grantor, threatened claim that could reasonably be expected to have a Material Adverse Effect.

         (c)  Ownership of Collateral.  Except for the security interest
              -----------------------
assigned and created by this Agreement, Grantor is the sole legal and beneficial owner of the entire right, title and interest in and to each Material Trademark Property, free and clear of any Lien other than Liens of mechanics, materialmen, attorneys and other similar liens imposed by law in the ordinary course of business in connection with the establishment, creation or application for Registration of any Trademarks, Registrations or Trademark Rights for sums not yet delinquent or being contested in good faith (such Liens being referred to herein as "PERMITTED TRADEMARK LIENS"). Except such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including the United States Patent and Trademark Office.

         (d)  Office Locations; Other Names.  The chief place of business, the
              -----------------------------
chief executive office and the office where Grantor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at 2925 Fairfax Trafficway, Kansas City, Kansas 66115. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

         (e)  Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the assignment and grant by Grantor of the security interest created hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection or exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor).

         (f)  Perfection.  This Agreement, together with the filing of a
              ----------
financing statement describing the Collateral with the Secretary of State of the State of Kansas, Missouri and Nevada and the recording of this Agreement with the United States Patent and Trademark Office, which will be made, assigns and creates a valid, perfected and First Priority security interest in the Collateral (subject only to Permitted Trademark Liens), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been or will be duly made or taken.

         (g)  Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

         SECTION 5.  FURTHER ASSURANCES; NEW TRADEMARKS, REGISTRATIONS AND
                     -----------------------------------------------------
TRADEMARK RIGHTS; CERTAIN INSPECTION RIGHTS.
-------------------------------------------

         (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest assigned or granted or purported to be assigned or granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, (iv) subject to the terms of the Credit Agreement, at any reasonable time and upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (v) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

         (b) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         (c) Grantor hereby authorizes Secured Party to modify this Agreement without obtaining Grantor's approval of or signature to such modification by amending Schedule A annexed hereto to include reference to any right, title or
         ----------
interest in any existing Trademark, Registration or Trademark Right or any Trademark, Registration or Trademark Right acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Trademark, Registration or Trademark Right in which Grantor no longer has or claims any right, title or interest.

         (d) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

         (e) If Grantor shall obtain rights to any new Trademarks, Registrations or Trademark Rights, the provisions of this Agreement shall automatically apply thereto. Grantor shall promptly notify Secured Party in writing of any rights to any new Trademarks or Trademark Rights acquired by Grantor after the date hereof and of any Registrations issued or applications for Registration made after the date hereof, which notice shall state whether such Trademark, Registration or Trademark Right constitutes a Material Trademark Property. Concurrently with the filing of an application for Registration for any Trademark, Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Trademark Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Secured Party, pursuant to which Grantor shall assign and grant a security interest to the extent of its interest in such Registration as provided herein to Secured Party unless so doing would, in the reasonable judgment of Grantor, after due inquiry, result in the grant of a Registration in the name of Secured Party, in which event Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Registration.

         (f) Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Trademarks, Registrations or Trademark Rights (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable notice to Grantor and as often as may be reasonably requested.

         SECTION 6. CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                    ----------------------------

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

         (c) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business or chief executive office or the office where Grantor keeps its records regarding the Collateral;

         (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement;

         (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement;

         (f) except for Permitted Trademark Liens and the security interest assigned and created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

         (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Trademarks, Registrations and Trademark Rights at its chief executive office or principal place of business;

         (h) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way conflict with this Agreement or impair or prevent the assignment and creation of a security interest in Grantor's rights and interests in any property included within the definitions of any Trademarks, Registrations, Trademark Rights and Associated Goodwill;

         (i) take all steps necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Trademarks and Trademark Rights, including without limitation entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

         (j) use proper statutory notice in connection with its use of each Material Trademark Property to the extent reasonably necessary for the protection of such Material Trademark Property;

         (k) use consistent standards of high quality (which may be consistent with Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks, Registrations and Trademark Rights, including, to the extent applicable, in the operation and maintenance of its merchandising operations; and

         (l) upon any officer of Grantor obtaining knowledge thereof, promptly notify Secured Party in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of Grantor or Secured Party to dispose of the Collateral or any portion thereof, or the rights and remedies of Secured Party in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof.

         SECTION 7.  AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                     --------------------------------------------
otherwise provided in this Section 7, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof. In connection with such collections, Grantor may take (and, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of such amounts; provided, however, that Secured Party shall have the right at any time,
         --------  -------
upon the occurrence and during the continuation of an Event of Default and upon written notice to Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest assigned and created hereby, and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence,
                                             -------
(i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 14, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

         SECTION 8. TRADEMARK APPLICATIONS AND LITIGATION.
                    -------------------------------------

         (a) Grantor shall have the duty diligently to prosecute any trademark application relating to any Material Trademark Property that is pending as of the date of this Agreement, to make federal application on any existing or future registerable but unregistered Material Trademark Property (whenever it is commercially reasonable in the reasonable judgment of Grantor to do so), and to file and prosecute opposition and cancellation proceedings, renew Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Material Trademark Properties. Any expenses incurred in connection therewith shall be borne solely by Grantor. Grantor shall not abandon any Material Trademark Property.

         (b) Except as provided in Section 8(d), Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Collateral. Secured Party shall provide, at Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

         (c) Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in Section 8(a) or 8(b) or regarding Grantor's claim of ownership in or right to use any material Trademark, material Registration or material Trademark Right, its right to register the same, or its right to keep and maintain such Registration. Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

         (d) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right (but not the obligation) to bring suit, in the name of Grantor, Secured Party or otherwise, to enforce any Trademark, Registration, Trademark Right, Associated Goodwill and any license thereunder, in which event Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Section 15 in connection with the exercise of its rights under this Section 8. To the extent that Secured Party shall elect not to bring suit to enforce any Trademark, Registration, Trademark Right, Associated Goodwill or any license thereunder as provided in this Section 8(d), Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Trademarks, Registrations, Trademark Rights or Associated Goodwill by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

         SECTION 9.  NON-DISTURBANCE AGREEMENTS, ETC.  If and to the extent that
                     --------------------------------
Grantor is permitted to license the Collateral, Secured Party shall enter into a non-disturbance agreement or other similar arrangement, at Grantor's request and expense, with Grantor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Secured Party pursuant to which (a) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with Grantor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest assigned and created in favor of Secured Party and the other terms of this Agreement.

         SECTION 10.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                      ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

         (a) while an Event of Default exists, to endorse Grantor's name on all applications, documents, papers and instruments necessary for Secured Party in the use or maintenance of the Collateral;

         (b) while an Event of Default exists, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) while an Event of Default exists, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

         (d) while an Event of Default exists, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

         (e) while an Event of Default exists, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand; and

         (f) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Secured Party pursuant to Section 13(b), (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

         SECTION 11.  SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                      -------------------------
any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 15.

         SECTION 12.  STANDARD OF CARE.  The powers conferred on Secured Party
                      ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

         SECTION 13.  REMEDIES.  If any Event of Default shall have occurred and
                      --------
be continuing:

         (a) Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Grantor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

         (b) Upon written demand from Secured Party, Grantor shall execute and deliver to Secured Party an assignment or assignments of the Trademarks, Registrations, Trademark Rights and the Associated Goodwill and such other documents as are requested by Secured Party. Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender or Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

         (c) Within five Business Days after written notice from Secured Party, Grantor shall make available to Secured Party, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Trademarks, Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

         SECTION 14.  APPLICATION OF PROCEEDS.  All proceeds received by Secured
                      -----------------------
Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

         SECTION 15.  INDEMNITY AND EXPENSES.
                      ----------------------

         (a) Grantor agrees to indemnify Secured Party and each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or such Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Grantor shall pay to Secured Party upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

         SECTION 16.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                      -----------------------------------------------
Agreement shall assign and create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest assigned and granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

         SECTION 17.  SECURED PARTY AS ADMINISTRATIVE AGENT.
                      -------------------------------------

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise,
                                    --------
or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 17(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 17(a).

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

         SECTION 18.  AMENDMENTS; ETC.  No amendment, modification, termination
                      ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 19.  NOTICES.  Any notice or other communication herein
                      -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

         SECTION 20.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No
                      -----------------------------------------------------
failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 21.  SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 22.  HEADINGS.  Section and subsection headings in this
                      --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 23.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                      --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 24.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

         (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

         (II)   WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

         (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 19;

         (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

         (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

         (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 24 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

         SECTION 25.  WAIVER OF JURY TRIAL.  GRANTOR AND SECURED PARTY HEREBY
                      --------------------
AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 25 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 26.  COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                             EMPIRE CANDLE, INC.


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141


                             Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             555 Montgomery Street, 17th Floor
                             San Francisco, CA 94111


                             Attention:  Alan Wray

                                  SCHEDULE A
                                      TO
                         TRADEMARK SECURITY AGREEMENT



                      UNITED STATES
 REGISTERED             TRADEMARK         REGISTRATION    REGISTRATION
    OWNER              DESCRIPTION            NUMBER          DATE
 ----------           -------------       ------------    ------------

STATE OF CALIFORNIA     )
                        )  SS.:
COUNTY OF ____________  )



         On ___________, 19___, before me, ____________________, a Notary Public in and for said State, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature  ________________________________ (Seal)

                    SUBSIDIARY TRADEMARK SECURITY AGREEMENT


          This SUBSIDIARY TRADEMARK SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998 and entered into by and between FORSTER INC.a Maine corporation ("GRANTOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                            PRELIMINARY STATEMENTS

          A. Diamond Brands Operating Corp., a Delaware corporation ("COMPANY"), has entered into that certain Credit Agreement dated as of April 21, 1998 with DLJ Capital Funding, Inc., as Syndication Agent, Secured Party, Morgan Stanley Senior Funding Inc., as Documentation Agent, and Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with or one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

          C. Grantor has executed and delivered a Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders and Interest Rate Exchangers, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and under any Lender Interest Rate Agreements.

          D. Grantor owns and uses in its business, and will in the future adopt and so use, various intangible assets, including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto (collectively, the "TRADEMARKS").

          E. Secured Party desires Grantor to assign and grant to it a lien on and security interest in all of Grantor's existing and future Trademarks, all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (the "REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), all goodwill of Grantor's business symbolized by the

Trademarks and associated therewith, including without limitation the documents and things described in Section 1(b) (the "ASSOCIATED GOODWILL"), and all proceeds of the Trademarks, the Registrations, the Trademark Rights and the Associated Goodwill, and Grantor agrees to assign and grant to Secured Party a secured and protected interest in the Trademarks, the Registrations, the Trademark Rights, the Associated Goodwill and all the proceeds thereof as provided herein.

          F. Pursuant to the Subsidiary Security Agreement, Grantor has assigned and granted to Secured Party a lien on and security interest in, among other assets, all of Grantor's equipment, inventory, accounts and general intangibles relating to the products and services sold or delivered under or in connection with the Trademarks such that, upon the occurrence and during the continuation of an Event of Default, Secured Party would be able to exercise its remedies consistent with the Subsidiary Security Agreement, this Agreement and applicable law to foreclose upon Grantor's business and use the Trademarks, the Registrations and the Trademark Rights in conjunction with the continued operation of such business, maintaining substantially the same product and service specifications and quality as maintained by Grantor, and benefit from the Associated Goodwill.

          G. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have assigned and granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

          SECTION 1.   ASSIGNMENT AND GRANT OF SECURITY.  Grantor hereby assigns
                       --------------------------------
to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

          (a) each of the Trademarks and rights and interests in Trademarks that are presently, or in the future may be, owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part (including, without limitation, the Trademarks specifically identified in Schedule A annexed
                                                              ----------
hereto, as the same may be amended pursuant hereto from time to time), and including all Trademark Rights with respect thereto and all federal, state and foreign Registrations therefor heretofore or hereafter granted or applied for, the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend the Trademarks, Registrations and Trademark Rights, the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Secured Party or otherwise for past, present and future infringements of the Trademarks, Registrations or Trademark Rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the Associated Goodwill; it being understood that the rights and interests included herein shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to any Trademarks, Registrations or Trademark Rights presently or in the future owned, held or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts or otherwise permitted by applicable law and, if not so permitted under any such contracts and applicable law, only with the consent of such third parties;

          (b) the following documents and things in Grantor's possession, or subject to Grantor's right to possession, related to (Y) the production, sale and delivery by Grantor, or by any Affiliate, licensee or subcontractor of Grantor, of products or services sold or delivered by or under the authority of Grantor in connection with the Trademarks, Registrations or Trademark Rights (which products and services shall, for purposes of this Agreement, be deemed to include, without limitation, products and services sold or delivered pursuant to merchandising operations utilizing any Trademarks, Registrations or Trademark Rights); or (Z) any retail or other merchandising operations conducted under the name of or in connection with the Trademarks, Registrations or Trademark Rights by Grantor or any Affiliate, licensee or subcontractor of Grantor:

               (i) all lists and ancillary documents that identify and describe any of Grantor's customers, or those of its Affiliates, licensees or subcontractors, for products sold and services delivered under or in connection with the Trademarks or Trademark Rights, including without limitation any lists and ancillary documents that contain a customer's name and address, the name and address of any of its warehouses, branches or other places of business, the identity of the Person or Persons having the principal responsibility on a customer's behalf for ordering products or services of the kind supplied by Grantor, or the credit, payment, discount, delivery or other sale terms applicable to such customer, together with information setting forth the total purchases, by brand, product, service, style, size or other criteria, and the patterns of such purchases;

               (ii) all product and service specification documents and production and quality control manuals used in the manufacture or delivery of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights;

               (iii) all documents which reveal the name and address of any source of supply, and any terms of purchase and delivery, for any and all materials, components and services used in the production of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights; and

               (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Grantor or its Affiliates, licensees or subcontractors of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights including, without limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and services;

          (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

          (d) to the extent not included in the foregoing clauses (a) - (c), all general intangibles relating to the Collateral; and

          (e) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          SECTION 2.   SECURITY FOR OBLIGATIONS.  This Agreement secures, and
                       ------------------------
the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.   GRANTOR REMAINS LIABLE.  Anything contained herein to the
                       ----------------------
contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.   REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                       ------------------------------
warrants as follows:

          (a)  Description of Collateral.  A true and complete list of all
               -------------------------
Trademarks, Registrations and Trademark Rights owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part, as of the date of this Agreement is set forth in Schedule A annexed hereto. Each Trademark,
                                  ----------
Registration or Trademark Right designated on Schedule A annexed hereto as a
                                              ----------
Material Trademark Property, each other Trademark, Registration or Trademark Right that uses or incorporates the name "Empire" or any other identifiers or symbols derived from or associated with the name "Empire" hereafter arising or otherwise owned, held or used by Grantor, and each other Trademark, Registration or Trademark Right hereafter arising or otherwise owned, held or used by Grantor is referred to herein as a "MATERIAL TRADEMARK PROPERTY".

          (b)  Validity and Enforceability of Collateral.  Each Material
               -----------------------------------------
Trademark Property is valid, subsisting and enforceable. As of the Closing Date, Grantor is not aware of any pending or threatened claim by any third party that any Material Trademark Property is invalid or unenforceable or that the use of any Material Trademark Property violates the rights of any third person or of any basis for any such claim, and there is no such pending or, to the knowledge of Grantor, threatened claim that could reasonably be expected to have a Material Adverse Effect.

          (c)  Ownership of Collateral.  Except for the security interest
               -----------------------
assigned and created by this Agreement, Grantor is the sole legal and beneficial owner of the entire right, title and interest in and to each Material Trademark Property, free and clear of any Lien other than Liens of mechanics, materialmen, attorneys and other similar liens imposed by law in the ordinary course of business in connection with the establishment, creation or application for Registration of any Trademarks, Registrations or Trademark Rights for sums not yet delinquent or being contested in good faith (such Liens being referred to herein as "PERMITTED TRADEMARK LIENS"). Except such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including the United States Patent and Trademark Office.

          (d)  Office Locations; Other Names.  The chief place of business, the
               -----------------------------
chief executive office and the office where Grantor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at Mill Street, East Wilton, Maine 04234. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

          (e)  Governmental Authorizations.  No authorization, approval or other
               ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the assignment and grant by Grantor of the security interest created hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection or exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor).

          (f)  Perfection.  This Agreement, together with the filing of a
               ----------
financing statement describing the Collateral with the Secretary of State of the State of Maine and the recording of this Agreement with the United States Patent and Trademark Office, which will be made, assigns and creates a valid, perfected and First Priority security interest in the Collateral (subject only to Permitted Trademark Liens), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been or will be duly made or taken.

          (g)  Other Information.  All information heretofore, herein or
               -----------------
hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

          SECTION 5.   FURTHER ASSURANCES; NEW TRADEMARKS, REGISTRATIONS AND
                       -----------------------------------------------------
TRADEMARK RIGHTS; CERTAIN INSPECTION RIGHTS.
-------------------------------------------

          (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest assigned or granted or purported to be assigned or granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, (iv) subject to the terms of the Credit Agreement, at any reasonable time and upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and

(v) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

          (b) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) Grantor hereby authorizes Secured Party to modify this Agreement without obtaining Grantor's approval of or signature to such modification by amending Schedule A annexed hereto to include reference to any right, title or
         ----------
interest in any existing Trademark, Registration or Trademark Right or any Trademark, Registration or Trademark Right acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Trademark, Registration or Trademark Right in which Grantor no longer has or claims any right, title or interest.

          (d) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (e) If Grantor shall obtain rights to any new Trademarks, Registrations or Trademark Rights, the provisions of this Agreement shall automatically apply thereto. Grantor shall promptly notify Secured Party in writing of any rights to any new Trademarks or Trademark Rights acquired by Grantor after the date hereof and of any Registrations issued or applications for Registration made after the date hereof, which notice shall state whether such Trademark, Registration or Trademark Right constitutes a Material Trademark Property. Concurrently with the filing of an application for Registration for any Trademark, Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Trademark Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Secured Party, pursuant to which Grantor shall assign and grant a security interest to the extent of its interest in such Registration as provided herein to Secured Party unless so doing would, in the reasonable judgment of Grantor, after due inquiry, result in the grant of a Registration in the name of Secured Party, in which event Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Registration.

          (f) Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Trademarks, Registrations or Trademark Rights (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable notice to Grantor and as often as may be reasonably requested.

          SECTION 6.   CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                       ----------------------------

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business or chief executive office or the office where Grantor keeps its records regarding the Collateral;

          (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement;

          (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement;

          (f) except for Permitted Trademark Liens and the security interest assigned and created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

          (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Trademarks, Registrations and Trademark Rights at its chief executive office or principal place of business;

          (h) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way conflict with this Agreement or impair or prevent the assignment and creation of a security interest in Grantor's rights and interests in any property included within the definitions of any Trademarks, Registrations, Trademark Rights and Associated Goodwill;

          (i) take all steps necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Trademarks and Trademark Rights, including without limitation entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

          (j) use proper statutory notice in connection with its use of each Material Trademark Property to the extent reasonably necessary for the protection of such Material Trademark Property;

          (k) use consistent standards of high quality (which may be consistent with Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks, Registrations and Trademark Rights, including, to the extent applicable, in the operation and maintenance of its merchandising operations; and

          (l) upon any officer of Grantor obtaining knowledge thereof, promptly notify Secured Party in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of Grantor or Secured Party to dispose of the Collateral or any portion thereof, or the rights and remedies of Secured Party in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof.

          SECTION 7.   AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                       --------------------------------------------
otherwise provided in this Section 7, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof. In connection with such collections, Grantor may take (and, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of such amounts; provided, however, that Secured Party shall have the right at any time,
         --------  -------
upon the occurrence and during the continuation of an Event of Default and upon written notice to Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest assigned and created hereby, and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence,
                                             -------
(i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 14, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          SECTION 8.   TRADEMARK APPLICATIONS AND LITIGATION.
                       -------------------------------------

          (a) Grantor shall have the duty diligently to prosecute any trademark application relating to any Material Trademark Property that is pending as of the date of this Agreement, to make federal application on any existing or future registerable but unregistered Material Trademark Property (whenever it is commercially reasonable in the reasonable judgment of Grantor to do so), and to file and prosecute opposition and cancellation proceedings, renew Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Material Trademark Properties. Any expenses incurred in connection therewith shall be borne solely by Grantor. Grantor shall not abandon any Material Trademark Property.

          (b) Except as provided in Section 8(d), Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Collateral. Secured Party shall provide, at Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

          (c) Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in Section 8(a) or 8(b) or regarding Grantor's claim of ownership in or right to use any material Trademark, material Registration or material Trademark Right, its right to register the same, or its right to keep and maintain such Registration. Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

          (d) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right (but not the obligation) to bring suit, in the name of Grantor, Secured Party or otherwise, to enforce any Trademark, Registration, Trademark Right, Associated Goodwill and any license thereunder, in which event Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Section 15 in connection with the exercise of its rights under this Section 8. To the extent that Secured Party shall elect not to bring suit to enforce any Trademark, Registration, Trademark Right, Associated Goodwill or any license thereunder as provided in this Section 8(d), Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Trademarks, Registrations, Trademark Rights or Associated Goodwill by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

          SECTION 9.   NON-DISTURBANCE AGREEMENTS, ETC.  If and to the extent
                       --------------------------------
that Grantor is permitted to license the Collateral, Secured Party shall enter into a non-disturbance agreement or other similar arrangement, at Grantor's request and expense, with Grantor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Secured Party pursuant to which (a) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with Grantor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest assigned and created in favor of Secured Party and the other terms of this Agreement.

          SECTION 10.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                       ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) while an Event of Default exists, to endorse Grantor's name on all applications, documents, papers and instruments necessary for Secured Party in the use or maintenance of the Collateral;

          (b) while an Event of Default exists, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) while an Event of Default exists, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) while an Event of Default exists, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) while an Event of Default exists, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand; and

          (f) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Secured Party pursuant to Section 13(b), (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

          SECTION 11.  SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                       -------------------------
any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 15.

          SECTION 12.  STANDARD OF CARE.  The powers conferred on Secured Party
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

          SECTION 13.  REMEDIES.  If any Event of Default shall have occurred
                       --------
and be continuing:

          (a) Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Grantor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Upon written demand from Secured Party, Grantor shall execute and deliver to Secured Party an assignment or assignments of the Trademarks, Registrations, Trademark Rights and the Associated Goodwill and such other documents as are requested by Secured Party. Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender or Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

          (c) Within five Business Days after written notice from Secured Party, Grantor shall make available to Secured Party, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Trademarks, Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

          SECTION 14.  APPLICATION OF PROCEEDS.  All proceeds received by
                       -----------------------
Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

          SECTION 15.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Grantor agrees to indemnify Secured Party and each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or such Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantor shall pay to Secured Party upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

          SECTION 16.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                       -----------------------------------------------
Agreement shall assign and create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest assigned and granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

          SECTION 17.  SECURED PARTY AS ADMINISTRATIVE AGENT.
                       -------------------------------------

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that
                                                            --------
Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 17(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 17(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 18.  AMENDMENTS; ETC.  No amendment, modification, termination
                       ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 19.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 20.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No
                       -----------------------------------------------------
failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 21.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 22.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 23.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 24.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT

JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)   WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 19;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 24 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

          SECTION 25.  WAIVER OF JURY TRIAL.  GRANTOR AND SECURED PARTY HEREBY
                       --------------------
AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN

WAIVER SPECIFICALLY REFERRING TO THIS SECTION 25 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 26.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                             FORSTER INC.


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141


                             Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent


                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             555 Montgomery Street, 17th Floor
                             San Francisco, CA 94111


                             Attention:  Alan Wray

                                   SCHEDULE A
                                       TO
                          TRADEMARK SECURITY AGREEMENT



                      UNITED STATES
 REGISTERED             TRADEMARK         REGISTRATION    REGISTRATION
    OWNER              DESCRIPTION            NUMBER          DATE
 ----------           -------------       ------------    ------------

STATE OF CALIFORNIA     )
                        )  SS.:
COUNTY OF ____________  )



         On ___________, 19___, before me, ____________________, a Notary Public in and for said State, personally appeared ___________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature  ________________________________ (Seal)